                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 13, 2003


                            JANUS CAPITAL GROUP INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-15253                43-1804048
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission file           (IRS Employer
      of incorporation)                 number)           Identification Number)


                               100 FILLMORE STREET
                             DENVER, COLORADO 80206
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (303) 691-3905


                                 Not Applicable
          (Former name or former address if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       Exhibit No.      Document

       99.1 News release issued by Janus Capital Group Inc., reporting that Janus has converted all employee owned shares of its subsidiary, Janus Capital Management LLC, into shares of Janus stock.


ITEM 9. REGULATION FD DISCLOSURE

            On March 13, 2003, Janus Capital Group Inc. ("Janus") issued a press release reporting that Janus has converted all employee owned shares of its subsidiary, Janus Capital Management LLC, into shares of Janus stock. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Janus Capital Group Inc.


Date: March 13, 2003                          By:      /s/ Gregory A. Frost
                                                  ------------------------------
                                                         Gregory A. Frost
                                                   Vice President and Controller
                                                  (Principal Accounting Officer)




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
EXHIBIT INDEX

Exhibit No.       Document
-----------       --------
99.1              News release issued by Janus Capital Group Inc., reporting that Janus has converted all employee owned shares of its
                  subsidiary, Janus Capital Management LLC, into shares of
                  Janus stock.



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